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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 18, 2001

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         California                      000-23993                    33-0480482
 ----------------------------    --------------------------    --------------------------
       (State or Other           (Commission File Number)            (IRS Employer
       Jurisdiction of                                            Identification No.)
       Incorporation)


                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
                          ----------------------------
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 7.       EXHIBITS

       (a)   Not Applicable.

       (b)   Not Applicable.

       (c)   Exhibits

              99.1 Press Release dated April 18, 2001, of the Registrant.



ITEM 9.       REGULATION FD DISCLOSURE

       On April 18, 2001 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BROADCOM CORPORATION,
                                 a California corporation


April 19, 2001                   By:   /s/ WILLIAM J. RUEHLE
                                    ------------------------------------------
                                      William J. Ruehle
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer)


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                                 EXHIBIT INDEX

               99.1 Press Release dated April 18, 2001, of the Registrant.